Exhibit 21.1
Ares Real Estate Income Trust Inc.
Subsidiary List as of December 31, 2025

NAME	JURISDICTION
ADREX 1031 California Lender LLC	Delaware
ADREX 1031 Lender Diversified 3 LLC	Delaware
ADREX 1031 Lender Diversified 4 LLC	Delaware
ADREX 1031 Lender Diversified 5 LLC	Delaware
ADREX 1031 Lender Diversified 6 LLC	Delaware
ADREX 1031 Lender Diversified 7 LLC	Delaware
ADREX 1031 Lender Diversified 8 LLC	Delaware
ADREX 1031 Lender Diversified 9 LLC	Delaware
ADREX 1031 Lender Diversified 10 LLC	Delaware
ADREX 1031 Lender Diversified 11 LLC	Delaware
ADREX 1031 Lender LLC	Delaware
ADREX 56th Ave IC DST	Delaware
ADREX Arlington DC DST	Delaware
ADREX Artizia DST	Delaware
ADREX Boca Apartments DST	Delaware
ADREX Chantilly IC DST	Delaware
ADREX Constitution Drive LC DST	Delaware
ADREX Diversified 3 DST	Delaware
ADREX Diversified 3 Manager LLC	Delaware
ADREX Diversified 3 Master Tenant LLC	Delaware
ADREX Diversified 3 TRS LLC	Delaware
ADREX Manager LLC	Delaware
ADREX Diversified 4 DST	Delaware
ADREX Diversified 4 Manager LLC	Delaware
ADREX Diversified 4 Master Tenant LLC	Delaware
ADREX Diversified 4 TRS LLC	Delaware
ADREX Diversified 5 DST	Delaware
ADREX Diversified 5 Manager LLC	Delaware
ADREX Diversified 5 Master Tenant LLC	Delaware
ADREX Diversified 5 TRS LLC	Delaware
ADREX Diversified 6 DST	Delaware
ADREX Diversified 6 Manager LLC	Delaware
ADREX Diversified 6 Master Tenant LLC	Delaware
ADREX Diversified 6 TRS LLC	Delaware
ADREX Diversified 7 DST	Delaware
ADREX Diversified 7 Manager LLC	Delaware
ADREX Diversified 7 Master Tenant LLC	Delaware

ADREX Diversified 7 TRS LLC	Delaware
ADREX Diversified 8 DST	Delaware
ADREX Diversified 8 Manager LLC	Delaware
ADREX Diversified 8 Master Tenant LLC	Delaware
ADREX Diversified 8 TRS LLC	Delaware
ADREX Diversified 9 DST	Delaware
ADREX Diversified 9 Manager LLC	Delaware
ADREX Diversified 9 Master Tenant LLC	Delaware
ADREX Diversified 9 TRS LLC	Delaware
ADREX Diversified 10 DST	Delaware
ADREX Diversified 10 Manager LLC	Delaware
ADREX Diversified 10 Master Tenant LLC	Delaware
ADREX Diversified 10 TRS LLC	Delaware
ADREX Diversified 11 LLC	Delaware
ADREX Diversified 11 Manager LLC	Delaware
ADREX Diversified 11 Master Tenant LLC	Delaware
ADREX Diversified 11 TRS LLC	Delaware
ADREX Eden DST	Delaware
ADREX Fairfield CC DST	Delaware
ADREX Fort Myers Self-Storage DST	Delaware
ADREX Fort Worth DC DST	Delaware
ADREX Foster CC DST	Delaware
ADREX Greenfield DC DST	Delaware
ADREX Glen Afton IC DST	Delaware
ADREX Grove City LC DST	Delaware
ADREX Jacksonville Self-Storage DST	Delaware
ADREX Jessup IC DST	Delaware
ADREX Johns Creek DST	Delaware
ADREX Junction Drive DC DST	Delaware
ADREX Master Tenant LLC	Delaware
ADREX Mercury DST	Delaware
ADREX Metro North IC DST	Delaware
ADREX Miami NW 114th IC DST	Delaware
ADREX New Albany IC DST	Delaware
ADREX Newtown Square Self-Storage DST	Delaware
ADREX Norfolk Self-Storage DST	Delaware
ADREX North Harney IC DST	Delaware
ADREX Northlake LC DST	Delaware
ADREX Norwood Storage DST	Delaware
ADREX Orchard Gateway LC DST	Delaware
ADREX Pima Street LC DST	Delaware

ADREX Pine Vista IC DST	Delaware
ADREX Pinellas Park Self-Storage DST	Delaware
ADREX Railhead DC DST	Delaware
ADREX Redmond DST	Delaware
ADREX Research Drive LC DST	Delaware
ADREX Richmond Airport LC I DST	Delaware
ADREX Richmond Airport LC II DST	Delaware
ADREX Richmond Airport LC III DST	Delaware
ADREX Sarasota Self-Storage DST	Delaware
ADREX Sharon Hill Self-Storage DST	Delaware
ADREX Signature Series DST	Delaware
ADREX Signature Series Manager LLC	Delaware
ADREX Signature Series Master Tenant LLC	Delaware
ADREX Signature Series TRS LLC	Delaware
ADREX Southpark LC I DST	Delaware
ADREX Southpark LC II DST	Delaware
ADREX Southpark LC III DST	Delaware
ADREX Sugar Land CC DST	Delaware
ADREX Trevose Self-Storage DST	Delaware
ADREX Tri County Parkway IC DST	Delaware
ADREX Wes Warren IC DST	Delaware
ADREX Whitestown DC I DST	Delaware
ADREX Whitestown DC II DST	Delaware
ADREX Whitestown DC III DST	Delaware
ADREX Woodinville DC DST	Delaware
ADREX Zaterra DST	Delaware
AREIT 107 Morgan Lane Lease Management LLC	Delaware
AREIT 107 Morgan Lane LLC	Delaware
AREIT 2024 P1 LLC	Delaware
AREIT Acquisitions LLC	Delaware
AREIT Andover Member LLC	Delaware
AREIT Andover Platform LLC	Delaware
AREIT Andover Services LLC	Delaware
AREIT Artizia Borrower LLC	Delaware
AREIT Artizia Holdco LLC	Delaware
AREIT Atlantic Ave Parent Member LLC	Delaware
AREIT Beltway Commerce LLC	Delaware
AREIT Brockton IC LLC	Delaware
AREIT Cary Self-Storage LLC	Delaware
AREIT Chancellor Drive LLC	Delaware
AREIT Chantilly IC Borrower LLC	Delaware

AREIT Chantilly IC Holdco LLC	Delaware
AREIT Chester LLC	Delaware
AREIT City View LLC	Delaware
AREIT Clearwater LLC	Delaware
AREIT Constitution Drive LC Borrower LLC	Delaware
AREIT Constitution Drive LC Holdco LLC	Delaware
AREIT Dallas Cityline LLC	Delaware
AREIT Dallas Wycliff LLC	Delaware
AREIT Debt Securities Holdco LLC	Delaware
AREIT Diversified 3 DST Holder LLC	Delaware
AREIT East Columbia ICLLC	Delaware
AREIT Elkton CC LLC	Delaware
AREIT Enterprise Way IC LLC	Delaware
AREIT Exchange REIT LLC	Delaware
AREIT Exchange REIT Holdco LLC	Delaware
AREIT Fairfield CC Borrower LLC	Delaware
AREIT Fairfield CC Holdco LLC	Delaware
AREIT Fort Worth IC LLC	Delaware
AREIT Fort Worth IC Lease Management LLC	Delaware
AREIT Foster CC Borrower LLC	Delaware
AREIT Foster CC Holdco LLC	Delaware
AREIT Foster CC LLC	Delaware
AREIT Franklin LC LLC	Delaware
AREIT General Washington IC LLC	Delaware
AREIT Gillingham IC GP LLC	Delaware
AREIT Gillingham IC Lease Management LLC	Delaware
AREIT Gillingham IC LP	Delaware
AREIT Greenfield DC Borrower LLC	Delaware
AREIT Greenfield DC Holdco LLC	Delaware
AREIT Greenwood Business Center LLC	Delaware
AREIT Harborside LLC	Delaware
AREIT Industrial Drive IC LLC	Delaware
AREIT Intermountain Space Center LLC	Delaware
AREIT Jacksonville Self-Storage Borrower LLC	Delaware
AREIT Jacksonville Self-Storage Holdco LLC	Delaware
AREIT JDC Member LLC	Delaware
AREIT Jessup IC Lease Management LLC	Delaware
AREIT Junction Drive DC Lease Management LLC	Delaware
AREIT JV Credit Facility Holdco LLC	Delaware
AREIT Kenzie Borrower LLC	Delaware

AREIT Kenzie Holdco LLC	Delaware
AREIT Kenzie LLC	Delaware
AREIT Laredo Logistics Center LLC	Delaware
AREIT Las Vegas IC I LLC	Delaware
AREIT Las Vegas IC II LLC	Delaware
AREIT Manor Riverwalk LLC	Delaware
AREIT Manor Riverwalk Parent JV Member LLC	Delaware
AREIT Maplewood Drive IC LLC	Delaware
AREIT-McDowell Vue Parent LLC	Delaware
AREIT MC European Real Estate Debt Holdco LLC	Delaware
AREIT MC US RE JV Member LLC	Delaware
AREIT Mered II LP LLC	Cayman
AREIT MF2 LLC	Delaware
AREIT MF3 LLC	Delaware
AREIT MF4 LLC	Delaware
AREIT MF5 LLC	Delaware
AREIT MF6 LLC	Delaware
AREIT MF7 LLC	Delaware
AREIT MF8 LLC	Delaware
AREIT MF9 LLC	Delaware
AREIT MF10 LLC	Delaware
AREIT MF11 LLC	Delaware
AREIT MF12 LLC	Delaware
AREIT Moreno Valley GP LLC	Delaware
AREIT Moreno Valley DC LP	Delaware
AREIT Net Lease Portfolio Aggregator Member LLC	Delaware
AREIT New Albany IC Borrower LLC	Delaware
AREIT New Albany IC Holdco LLC	Delaware
AREIT New Town Square Self-Storage LLC	Delaware
AREIT NLD JV Aggregator Member LLC	Delaware
AREIT Norfolk Self-Storage Borrower LLC	Delaware
AREIT Norfolk Self-Storage Holdco LLC	Delaware
AREIT North 5th Street CC Holdco II LLC	Delaware
AREIT North 5th Street CC Holdco I LLC	Delaware
AREIT North 5th Street CC Holdco LLC	Delaware
AREIT North 5th Street CC LLC	Delaware
AREIT Nova I LLC	Delaware
AREIT Nova II LLC	Delaware
AREIT Ohio LC Borrower LLC	Delaware
AREIT Ohio LC Holdco LLC	Delaware
AREIT Ohio LC LLC	Delaware

AREIT Operating Partnership LP	Delaware
AREIT Park Oaks LLC	Delaware
AREIT PDC Common Holdings LLC	Delaware
AREIT PDC Pref Investor LLC	Delaware
AREIT Phoenix IC LLC	Delaware
AREIT Plainfield Logistics Center LLC	Delaware
AREIT Preston Sherry LLC	Delaware
AREIT-PRH Manor Riverwalk Parent LLC	Delaware
AREIT Property Management LLC	Delaware
AREIT Railhead DC Borrower LLC	Delaware
AREIT Railhead DC Holdco LLC	Delaware
AREIT Real Estate Holdco LLC	Delaware
AREIT Research Drive LC Borrower LLC	Delaware
AREIT Research Drive LC Holdco LLC	Delaware
AREIT Richmond Airport LC III Borrower LLC	Delaware
AREIT Richmond Airport LC III Holdco LLC	Delaware
AREIT Richmond Airport LC IV LLC	Delaware
AREIT Salt Pond LLC	Delaware
AREIT San Stone Oak GP LLC	Delaware
AREIT San Stone Oak LP	Delaware
AREIT San Vance LLC	Delaware
AREIT Skyline Drive LLC	Delaware
AREIT Southpark LC III Borrower LLC	Delaware
AREIT Southpark LC III Holdco LLC	Delaware
AREIT Shenandoah Square LLC	Delaware
AREIT Stafford Grove IP GP LLC	Delaware
AREIT Stafford Grove IP LP	Delaware
AREIT Suniland LLC	Delaware
AREIT Tempe IC LLC	Delaware
AREIT The Palms LLC	Delaware
AREIT Transport Drive CC LLC	Delaware
AREIT TRS Lender LLC	Delaware
AREIT TRS LF Borrower LLC	Delaware
AREIT TRS Holdco I LLC	Delaware
AREIT TRS Holdco LLC	Delaware
AREIT TRS Holdings LLC	Delaware
AREIT UK Fragco 1 LLC	Delaware
AREIT UK Fragco 2 LLC	Delaware
AREIT UK Fragco 3 LLC	Delaware
AREIT UK Holdco LLC	Delaware

AREIT VM8 Logistics Center GP LLC	Delaware
AREIT VM8 Logistics Center LP	Delaware
AREIT Vue Parent JV Member LLC	Delaware
AREIT Wes Warren IC Borrower LLC	Delaware
AREIT Wes Warren IC Holdco LLC	Delaware
AREIT Western Food Center LLC	Delaware
AREIT Whitestown DC III Borrower LLC	Delaware
AREIT Whitestown DC III Holdco LLC	Delaware
AREIT Yale Village LLC	Delaware
AREIT Zaterra Borrower LLC	Delaware
AREIT Zaterra Holdco LLC	Delaware
Ares Diversified Real Estate Exchange LLC	Delaware
Bala Pointe GP, LLC	Delaware
Bala Pointe Owner LP	Delaware
BCD TRS Corp.	Delaware
BCD TRS Services LLC	Delaware
BCDPF 25 Linden Industrial Center LLC	Delaware
BCDPF 250 Radar Holdco 1 LLC	Delaware
BCDPF 250 Radar Holdco 2 LLC	Delaware
BCDPF 250 Radar Holdco LLC	Delaware
BCDPF 395 Logistics Center LLC	Delaware
BCDPF Air Tech DC II LLC	Delaware
BCDPF Air Tech DC III LLC	Delaware
BCDPF Air Tech DC LLC	Delaware
BCDPF Airway Industrial Park GP LLC	Delaware
BCDPF Airway Industrial Park LP	Delaware
BCDPF Aurora DC LLC	Delaware
BCDPF Barrow Crossing LLC	Delaware
BCDPF Barrow Crossing Pad II LLC	Delaware
BCDPF Barrow Crossing Pad III LLC	Delaware
BCDPF Bay Area Commerce Center GP LLC	Delaware
BCDPF Bay Area Commerce Center LP	Delaware
BCDPF Campus Drive IC LLC	Delaware
BCDPF Cayco LLC	Delaware
BCDPF Clayton Commerce Center LLC	Delaware
BCDPF Florence Logistics Center LLC	Delaware
BCDPF Juno Winter Park LLC	Delaware
BCDPF Kaiser Business Center LLC	Delaware
BCDPF Little Orchard Business Park GP LLC	Delaware
BCDPF Little Orchard Business Park LP	Delaware
BCDPF Long Island Logistics Center LLC	Delaware

BCDPF Northgate DC LLC	Delaware
BCDPF Radar Distribution Center LLC	Delaware
BCDPF Railhead DC GP LLC	Delaware
BCDPF Railhead DC LP	Delaware
BCDPF Springdale LLC	Delaware
BCDPF Sterling IC LLC	Delaware
BCDPF Tempe Student Housing Portfolio JV Member LLC	Delaware
BCDPF Tempe Student Housing Portfolio LLC	Delaware
BCDPF The Daley at Shady Grove LLC	Delaware
BCDPF Tri County DC II LLC	Delaware
BCDPF Tri County DC LLC	Delaware
BCDPF Tustin Business Center GP LLC	Delaware
BCDPF Tustin Business Center LP	Delaware
BCDPF Vasco IC LLC	Delaware
BCDPF Village at Lee Branch LLC	Delaware
BCDPF World Connect Logistics Center LLC	Delaware
BC Exchange Perimeter Manager LLC	Delaware
Core Tucson Main Gate LLC	Delaware
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
DCTRT REPO Holdco LLC	Delaware
DCTRT Securities Holdco LLC	Delaware
DCTRT Springing Member Inc.	Delaware
Div Cap Bala Pointe I General Partnership	Delaware
DPF 1031 Parent LLC	Delaware
DPF 1600 Woodbury Avenue LLC	Delaware
DPF Beaver Creek GP LLC	Delaware
DPF Beaver Creek LP	Delaware
DPF Cherry Creek LLC	Delaware
DPF LOC Lender LLC	Delaware
DPF Mashpee LLC	Delaware
DPF Mashpee Manager LLC	Delaware
DPF Sandwich LLC	Delaware
DPF Services LLC	Delaware
NLD JV Credit Facility Holdco LLC	Delaware
Perimeter Town Center Master Condominium Association, Inc.	Georgia
Southcape Village, LLC	Massachusetts
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware

TRT Harborside LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Lending LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Lending Subsidiary II Holdco LLC	Delaware
TRT Lending Subsidiary II LLC	Delaware
TRT Meriden LLC	Delaware
TRT New Bedford LLC	Delaware
TRT Saugus LLC	Delaware
TRT Wareham LLC	Delaware
TRT Weymouth III LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware